Exhibit 99.1

REPAY to Acquire B2B Payments and Accounts Payable Automation Provider CPS Payment Services

Acquisition to Add Significant Scale to REPAY’s Accounts Payable Automation Business, Enhance Existing Healthcare B2B Business and Accelerate Expansion into New Verticals

ATLANTA, October 27, 2020 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY”), a leading provider of vertically-integrated payment solutions, today announced it has signed a definitive agreement to acquire CPS Payment Services (“CPS”) for up to $93 million, of which $78 million will be paid at closing. The acquisition will be financed with cash on hand. The transaction is expected to close in the fourth quarter of 2020, subject to certain customary closing conditions.

CPS, founded in 2011 and headquartered in Atlanta, GA, is a B2B payments and accounts payable (“AP”) automation technology provider that facilitates the issuance, execution, and reconciliation of virtual card, enhanced ACH, ACH, and check payments through an integrated software platform. CPS’s offering is highlighted by its proprietary AP automation software, the CPS Payment Portal, which provides purpose-built, highly configurable workflow management and automation across the entire B2B payments lifecycle from ERP integration to payment execution and reconciliation. CPS has developed a proprietary database of over 20,000 virtual card and enhanced ACH accepting suppliers and serves an expanding base of over 160 enterprise clients across various sectors, with deepest representation in healthcare, education, government, media, and hospitality.

“There continues to be increased demand for comprehensive, technology-first B2B automation and payment solutions, as enterprise customers look to reduce costs and operate more efficiently in an increasingly digital environment. With their expanding sales channels, proprietary payment portal, integration capabilities and growing client base, CPS will substantially enhance REPAY’s comprehensive B2B offering. This acquisition will bring us the opportunity to introduce REPAY’s solutions to new verticals, including education, government, and media sectors,” said John Morris, CEO of REPAY. “We are looking forward to welcoming the CPS team into the REPAY family and pursuing some amazing growth opportunities ahead.”

“We are excited to work with such a proven industry leader to capitalize on the growing demand for AP automation solutions. The rapid growth of our business combined with REPAY’s extensive resources, expanding suite of solutions, and proven success in scaling operations puts us in a great position to establish a true industry powerhouse in B2B payments. We are looking forward to working together to offer a more robust solution for our existing and future clients,” said Wade Eckman, President and CEO of CPS.

Transaction Details

•	REPAY will acquire CPS for up to $93 million
o	$78 million will be paid in cash at closing
o	Up to $15 million may become payable through two separate earnouts, which are dependent upon CPS’s performance over various periods through December 31, 2022
•	The acquisition will be financed with cash on hand

•	Net leverage is expected to approximate 2.2x1 on a post-transaction basis
•	In 2020, CPS is expected to generate net revenue of over $10 million, with gross and adjusted EBITDA margins of approximately 70% and 40%[2], respectively

Strategic Rationale

•	Immediate Scale and Diversification
o	CPS serves 160+ enterprise clients across multiple attractive end-markets with strong gross and net volume retention
o	CPS’s solutions are integrated with over 25 ERP and accounting software platforms
o	The acquisition will bring REPAY into new verticals, including education, government, and media, and enhances REPAY’s existing healthcare B2B business
o	The acquisition is expected to increase REPAY’s total B2B payment volume to over $4 billion and expand REPAY’s virtual card and enhanced ACH accepting supplier network to over 50,000
•	Enhances B2B Offering
o	This acquisition will strengthen REPAY’s existing AP automation business
o

CPS automates the dynamic issuance, execution, and reconciliation of supplier payables through its highly configurable and integrated technology platform, ongoing supplier enablement efforts, and best-in-class client services

o	CPS’s Payment Portal provides an end-to-end AP payments disbursement system that enables ERP / accounting system integration and workflow automation across the entire B2B payments lifecycle
o	CPS has the opportunity to unlock significant growth potential by cross-selling its new TotalPay solution to capture greater wallet share across its existing base
▪

With the roll-out of TotalPay, CPS will be able to manage check and ACH payments across its entire client base, and have the opportunity to convert additional spend into fee-based electronic payments (enhanced ACH or virtual card)

o

There is a significant opportunity to accelerate future growth with CPS through the continued roll-out of its TotalPay solution and by harvesting recently signed referral partnerships and financial institution relationships

•	Sizeable and Growing Addressable Market
o	CPS’s existing healthcare, education, government, media, and hospitality ERP integrations present CPS with an estimated payment volume opportunity of $880 billion
o

CPS, as well as REPAY’s existing B2B business, has experienced favorable trends as a result of the COVID-19 pandemic, which has accelerated a broader paper-to-digital transition within B2B automation and payments

o	The acquisition is anticipated to further advance REPAY’s position in the $25 trillion U.S. B2B payments market

[1]

Calculated based on the estimated twelve months ending December 31, 2020 pro forma Adjusted EBITDA of REPAY, Ventanex, cPayPlus, and CPS on a combined basis, after giving effect to cash from the primary offering and warrant exercises, less the $78 million upfront purchase price.

[2]	Includes certain cost synergies and pro forma adjustments.

Advisors

William Blair acted as exclusive financial advisor and Alston & Bird served as legal counsel to CPS in connection with the transaction.  Troutman Pepper served as legal counsel to REPAY in connection with transaction.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and  intentions with respect to future operations, sales opportunities and growth, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the expected impact of the COVID-19 pandemic, REPAY’s industry and market sizes, anticipated benefits from, and the expected timing for completion of the CPS acquisition, future opportunities for REPAY, including CPS, as well as the level of CPS’s growth and financial contributions. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to complete, integrate and/or realize the benefits of the CPS acquisition and any difficulties associated with marketing products and services in the AP automation market to REPAY’s existing B2B customers; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; the risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY's proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com